SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2012

HIGHLANDS BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

West Virginia	0-16761	55-0650793
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization		Identification No.)

P.O. Box 929
Petersburg, WV	26847
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (304) 257-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously
Satisfy the filing obligation of the registrant under any of the following provisions:

_____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 5.02	Departure of Directors or Certain Officers, Appointment of Certain Others, Compensatory Arrangements of Certain Officers

Effective July 17, 2012, L. Keith Wolfe submitted his resignation from the Highlands Bankshares, Inc. and The Grant County Bank Boards of Directors due to health reasons.

The Company is grateful to Mr. Wolfe for his many years of service as a board member and his commitment of time and talent on behalf of the Company.

The Board of Directors of Highlands Bankshares, Inc. appointed Mr. Jack C. Barr, Chairman of the Board of The Grant County Bank, its wholly-owned subsidiary, to fill the remaining class B board seat of Mr. Wolfe. Mr. Barr is a practicing attorney and has served on The Grant County Bank Board of Directors since 2003 and in 2011 was appointed Chairman. Mr. Barr’s knowledge and experience adds insight and perspective to the board.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.
(Registrant)

/s/Jeffrey B. Reedy
Jeffrey B. Reedy, Chief Financial Officer

July 17, 2012